OTHER NON-CURRENT ASSETS, NET (Tables)	6 Months Ended
Jun. 30, 2022
OTHER NON-CURRENT ASSETS, NET
Schedule of other non-current assets

	As of
	June 30, 2022	December 31, 2021
	RMB	RMB
	Unaudited
Prepaid long-term deposit and loans to lock-up an equity interest investment (Note i)	106,277	103,009
Long-term receivables from Jinghan Taihe (Note ii)	—	13,723
Long-term restricted cash (Note iii)	17,791	18,950
Long-term lease deposits	2,772	3,087
Others	3,005	3,595
Total	129,845	142,364